Intervest Bancshares Corporation
                        10 Rockefeller Plaza (Suite 1015)
                            New York, New York 10020
                                 (212) 757-7300

                    Notice of Annual Meeting of Shareholders
                      to be held on Wednesday, May 27, 1998


         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Intervest Bancshares Corporation (the "Company") will be held on Wednesday, May 27, 1998, at 10:30 a.m., New York time, at the offices of the Company, 10 Rockefeller Plaza (Suite 1015), New York, New York for the following purposes:

         1.       To elect directors;

         2. To consider and act upon a proposal to issue warrants related to the Common Stock of the Company to directors of the Company and directors, officers and employees of Intervest Bank; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. Only holders of Class A or Class B Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                         By Order of the Board of Directors
New York, New York   April 30, 1998
                                         ------------------------------
                                         Jerome Dansker
                                         Chairman of the Board


IT IS IMPORTANT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998

                        INTERVEST BANCSHARES CORPORATION
                        10 Rockefeller Plaza (Suite 1015)
                          New York, New York 10020-1903
                                 (212) 757-7300

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (sometimes referred to herein as the "Board") of Intervest Bancshares Corporation, a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 27, 1998, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 30, 1998. The Annual Report for the year ended December 31, 1998, including financial statements, was previously mailed to stockholders.

You will find a form of proxy in the envelope in which you received this Proxy Statement. Please sign and return this proxy in the enclosed postage-paid envelope. A stockholder giving a proxy may revoke it at any time prior to the commencement of the Annual Meeting by: filing a written notice of revocation with the Secretary of the Company prior to the meeting; delivering to the Secretary of the Company a duly executed proxy bearing a later date; or attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting and voting in person.

If the enclosed form of proxy is properly signed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Signed proxies with no instructions thereon with respect to any one or more of the proposals set forth in the accompanying Notice of Annual Meeting will be voted (1) FOR the election of the nominees as director and (2) FOR the approval of the issuance of the Company's warrants for the purchase of Class A and Class B Common Stock to officers, directors and employees of the Company and its subsidiary, Intervest Bank. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters as shall be determined by a majority of the Board of Directors or its Executive Committee.

The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A and Class B Common Stock. Only stockholders of record at the close of business on April 27, 1998 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 2,136,675 shares of the Company's Class A Common Stock and 300,000 shares of the Company's Class B Common Stock issued and outstanding. The holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors of the Company rounded up to the nearest whole number, or seven directors. The holders of the outstanding shares of Class A Common Stock of the Company are entitled to vote for the election of the remaining directors of the Company, or three directors. The holders of both Class A and Class B Common Stock as of the record date are entitled to vote on all other matters to come before the meeting, and each is entitled to one vote for each share held on the record date.

A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will have no effect on the vote. If a quorum is present, the three nominees for election by the holders of Class A Common Stock and the six nominees for election by the holders of Class B Common Stock who receive the highest number of votes cast by holders of shares of Class A Common Stock and Class B Common Stock, respectively, will be elected as directors of the Company. In addition, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote who are present or represented at the Annual

Meeting, if a quorum is present, is required for approval of the issuance of the Company's warrants for the purchase of Class A and Class B Common Stock to officers, directors and employees of the Company and Intervest Bank.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 1998 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each of the Company's directors,
(iii) each executive officer of the Company and (iv) all current directors and executive officers of the Company as a group.


                                                Class A Common Stock                              Class B Common Stock
                                      ----------------------------------------          -------------------------------------
Name and Address of
Beneficial Holder                     Number of Shares        Percent of Class          Number of Shares     Percent of Class
-----------------                     ----------------        ----------------          ----------------     ----------------

Helene D. Bergman                         225,000                  10.73%                     75,000             16.67%
   201 East 62nd Street
   New York, New York 10021

Directors and Executive Officers
--------------------------------
Lawrence G. Bergman                       307,500(2)               14.11%                     75,000             16.67%
   201 East 62nd Street
   New York, New York 10021

Lowell S. Dansker                         532,500(2)               24.27%                    150,000             33.33%
   360 West 55th Street
   New York, New York 10019

Michael A. Callen                          45,000(3)                2.11%                          0                 0%
   Ryutat
   Jeddah, Saudi Arabia

Jerome Dansker                            553,965(4)               20.89%                    150,000(4)          33.33%
   860 Fifth Avenue
   New York, New York 10021

Milton F. Gidge                            31,500(5)                1.48%                          0                 0%
   43 Salem Ridge Drive
   Huntington, New York 11743

William F. Holly                           22,500(6)                1.06%                          0                 0%
   206 Edgemere Drive
   Rochester, New York 14612

David J. Willmott                          82,500(7)                3.84%                          0                 0%
   West Way
   Southhampton, New York

Wesley T. Wood                             97,500(8)                4.52%                          0                 0%
   24 Timber Ridge Drive
   Oyster Bay, New York 11771

All directors and executive
   officers as a group                  1,672,965                  56.49%                    375,000             83.33%


-----------------------------
(1) Percentages have been computed based upon the total outstanding shares of the Company plus, for each person and the group, shares that person or the group has the right to acquire pursuant to warrants.

(2) Includes 82,500 shares of Class A common stock issuable upon the exercise of warrants.

(3) Includes 33,750 shares of Class A common stock issuable upon the exercise of warrants.

(4) The 553,965 shares of Class A common stock are issuable upon the exercise of outstanding warrants. The 150,000 shares of Class B Common Stock are issuable upon exercise of a warrant.

(5) Includes 11,250 shares of Class A common stock issuable upon the exercise of warrants.

(6) Includes 22,500 shares of Class A common stock issuable upon the exercise of warrants.

(7) Includes 52,500 shares of Class A common stock issuable upon the exercise of warrants.

(8) Includes 60,000 shares of Class A common stock issuable upon the exercise of warrants.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

At the meeting, it is proposed to elect a board of 9 directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote for the election of the nominees named below. If any of these persons should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy card may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as directors of the Company and, with the exception of Mr. Merz, were elected by the shareholders. Mr. Merz was elected by the Board of Directors to fill a vacancy created when the size of the Board of Directors was, as permitted by the Bylaws, increased from 8 to 9.

The names of the nominees and certain information about them are set forth below.

For election by the holders of Class A Common Stock:

         Michael A. Callen, age 57, serves as a Director of the Company, and has served in such capacity since May, 1994. Mr Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen has been Senior Advisor, The National Commercial Bank, Jeddah, Kingdom of Saudi Arabia since May, 1993. From the fall of 1992 through February of 1993, he was an Adjunct Professor of International Banking at Columbia University Business School. From 1987 until February of 1992 he was a Director and Sector Executive at Citicorp/Citibank, responsible for corporate banking activities in North America, Europe and Japan. He is also a Director of Intervest Corporation of New York and AMBAC, Inc.

         Milton F. Gidge, age 68, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Gidge received a Bachelor of Business Administration degree in Accounting from Adelphi University and a Masters Degree in Banking and Finance from New York University. Mr. Gidge retired in 1994 and, prior to his retirement, was a Director and Chairman-Credit Policy of Lincoln Savings Bank, F.S.B. (headquartered in New York City). He is also a Director of Intervest Corporation of New York, Interboro Mutual Indemnity Insurance Company and Vicon Industries, Inc. Mr. Gidge was an officer of Lincoln Savings Bank, F.S.B. for more than five years.

         William F. Holly, age 69, serves as a Director of the Company and has served in such capacity since March, 1994. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is Chairman of the Board and CEO of Sage, Rutty & Co., Inc., members of the Boston Stock Exchange, with offices in Rochester, New York and Canandaigua, New York, and is also a Director of Intervest Corporation of New York and a Trustee of Alfred University. Mr. Holly has been an officer and director of Sage, Rutty & Co., Inc. for more than five years.

For election by the holders of Class B Common Stock:

         Lawrence G. Bergman, age 53, serves as a Director, Vice President and Secretary of the Company and has served in such capacities since the Company was organized. Mr. Bergman received a Bachelor of Science degree and a Master of Engineering (Electrical) degree from Cornell University, and a Master of Science in Engineering and a Ph.D degree from The Johns Hopkins University. Mr. Bergman is also Co-Chairman of the Board of Directors and a member of the Loan Committee of the Bank and a Director, Vice-President and Secretary of Intervest
Corporation of New York. During the past five years Mr. Bergman has been actively involved in the ownership and operation of real estate and mortgage investments.

         Jerome Dansker, age 79, serves as Chairman of the Board of Directors and Executive Vice President of the Company. He has served as Executive Vice President since 1994 and as Chairman of the Board since 1996. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, a law degree from the New York University School of Law, and is admitted to practice as an attorney in the State of New York. Mr. Dansker is also a Director and Chairman of the Loan Committee of the Bank and is Chairman of the Board of Directors and Executive Vice President of Intervest

Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

         Lowell S. Dansker, age 47, serves as a Director, President and Treasurer of the Company, and has served in such capacities since the Company was organized. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College, a law degree from the University of Akron School of Law, and is admitted to practice as an attorney in New York, Ohio, Florida and the District of Columbia. Mr. Dansker is also Co-Chairman of the Board of Directors and a member of the Loan Committee of the Bank and a Director, President and Treasurer of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

         Edward J. Merz, age 66, serves as a Director of the Company and has served in such capacity since February, 1998. Mr. Merz received a Bachelor of Business Administration from City College of New York and is a graduate of the Stonier School of Banking at Rutgers University. Mr. Merz is Chairman of the Board of Directors of the Suffolk County National Bank of Riverhead and of its parent, Suffolk Bancorp, and has been an officer and director of those companies for more than five years. He is also a director of the Independent Bankers Association of New York.

         David J. Willmott, age 60, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 25 years ago and is a Director of Intervest Corporation of New York.

         Wesley T. Wood, age 55, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Wood received a Bachelor of Science degree from New York University, School of Commerce. Mr. Wood is President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. He is also a Director of Intervest Corporation of New York, a Director of the Center of Direct Marketing at New York University, a member of the Marketing Committee at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote "FOR" the election of the foregoing nominees for director
--------------------------------------------------------------------------------
                                        5

         Mr. Bergman's wife is the sister of Lowell S. Dansker, and Jerome Dansker is the father of Lowell S Dansker and Mrs. Bergman. Otherwise, there are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer.

Meetings of the Board of Directors and Committees.

         The Board of Directors held two meetings in 1997. During the period that each director served as such, all of the directors attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 1997.

Committees of the Board of Directors.

Currently, the Board of Directors has the following standing committees:

         Executive Committee. Members of the Executive Committee are Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker. The Executive Committee exercises all of the power of the Board between meetings of the Board. The Executive Committee held seven meetings in 1997.

         Audit Committee. Members of the Audit Committee are Lawrence G. Bergman, Milton F. Gidge and Wesley T. Wood. The purpose of the Audit Committee is to review the results of operations of the Company with officers of the Company who are responsible for accounting matters and, from time to time, with the Company's independent auditors. The Audit Committee, which was formed late in 1997, did not meet in 1997 and held its first meeting in 1998.

Compensation of Directors.

Directors of the Company receive a fee of $500 per Board meeting attended. The Chairman of the Executive Committee receives $100 per meeting attended and the other members of the Executive Committee receive $25 per meeting attended.

                             EXECUTIVE COMPENSATION

Executive Compensation Summary Table

The following table sets forth information concerning total compensation or paid during the last three years to the Bank's chief executive officer. No other officer of the Company or the Bank had annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                            Long-Term Compensation
                             -----------------------------------------------------------     ---------------------------------
                                                                            Other Annual
Name and Principal           Year         Salary(1)         Bonuses         Compensation     Awards(2)                Pay-Outs
                             ----         ------            -------         ------------     ---------                --------
    Position
Keith A. Olsen,              1995         $  90,000         $10,000            ----          15,000                     ------
  President
                             1996         $  95,000         $10,000            ----          15,000                     ------

                             1997         $ 115,000         $10,000            ----            -------                  ------
------------------------------

(1) All compensation or enumeration paid to employees is paid by the Bank. At the present time, there are no separate employees of the Company and there is no compensation paid by the Company.

(2) These represent warrants to purchase the number of shares of Class A Common Stock set forth in the table.


Employment Agreement with Keith A. Olsen

The Bank has an employment agreement with Mr. Keith A. Olsen. The agreement provides for a base annual salary of not less than $115,000 and also provides for the payment of one year severance upon termination of employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Intervest Bank has had, and expects to have in the future, various loan and other banking transactions in the ordinary course of business with directors and executive officers of Intervest Bank (or associates of such persons). In the opinion of management, all such transactions: (i) have been or will be made in the ordinary course of business, (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons, and (iii) have not and will not involve more than the normal risk of collectability or present other unfavorable features. The total dollar amount of extensions of credit, including unused lines of credit, to directors and executive officers and any of their associates was $3.2 million as of December 31, 1997, which represented approximately 18.2% of total stockholders equity.

         The Company, as well as corporations affiliated with certain directors of the Company, have in the past and may in the future participate in mortgage loans originated by Intervest Bank. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with Intervest Bank.

         Intervest  Bank leases office space from a corporation  in which Robert
J. Carroll, a director of the Bank, is an officer and in which he has an ownership interest. Mr. William F. Holly, a director of the corporation is Chairman of the Board and Chief Executive Officer of Sage, Rutty & Co., Inc., which was the underwriter in the Company's public offering of units during 1997 and, in that capacity, Sage Rutty & Co. received aggregate compensation of approximately $256,000, as well as warrants related to 18,000 Shares of Class A Common Stock for its services as underwriter.

         Except for the transactions described above and outside of normal customer relationships, none of the directors, officers or present shareholders of the Company and no corporations or firms with with such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or with Intervest Bank, other than such as arises by virtue of such position or ownership interest in the Company or Intervest Bank.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied.

                                  PROPOSAL TWO
       APPROVAL OF GRANT OF WARRANTS TO OFFICERS, DIRECTORS AND EMPLOYEES

         The Board of Directors has approved the grant of warrants related to the purchase of up to 150,000 shares of the Class A Common Stock of the Company, to the directors of the Company, as well as the directors, officers and employees of its subsidiary, Intervest Bank. The warrants entitle the holder thereof to purchase at any time through December 31, 2002, one share of Class A Common Stock at a price determined as follows. The price is $14.00 per share through December 31, 1999; $15.00 per share from January 1, 2000 through December 31, 2000; $16.00 per share from January 1, 2001 through December 31, 2001; and $17.00 per share from January 1, 2002 until the expiration date. The initial exercise price reflects the market price of Class A Common Stock on the date the Warrants were granted. The warrants may be redeemed by the Company at any time, at $1.00 per warrant through December 31, 1999, and without consideration after December 31, 1999. In the event of any call for redemption, holders of warrants will have 60 days within which to exercise the warrant. Except for the exercise prices, the Warrants are identical to the Series 10/27/97 Warrants issued and sold to the public in connection with the Company's 1997 offering.

The chairman of the Board of Directors of the Company was granted a warrant related to 10,000 shares of Class A Common Stock and all other directors of the Company were granted warrants for 5,000 shares of Class A Common Stock. The chairman was also granted an additional warrant for 10,000 shares for his service as chairman of the Loan Committee and the Executive Committee. The Co-Chairmen of the Board of Directors of Intervest Bank were awarded warrants for 7,500 shares of Class A Common Stock and all other directors of the Bank were awarded warrants for 2,000 shares of Class A Common Stock. The Chairman of the Company was granted an additional warrant for 10,000 shares for service as chairman of the Loan Committee and the Executive Committee of the Bank. The President of the Bank, was granted warrants for 5,000 shares of Class A Common Stock and the other officers and employees of the Bank were granted warrants in varying amounts. All of the foregoing warrants were granted subject to the condition that the grantee shall be holding his or her respective position with the Company or with Intervest Bank at the time of the 1998 Annual Meeting of Shareholders of the Company.

         The Board of Directors also approved the issuance to the Chairman of the Board of Directors of the Company, of warrants related to up to 50,000 shares of the Class B Common Stock of the Company, exercisable at a price of $10.00 per share on or before January 31, 2008. The Warrant vests as to 7,100 shares upon its grant and vests as to an additional 7,100 shares on each anniversary of its grant for five years. On the sixth anniversary of its grant, the Warrant vests for an additional 7,400 shares, so that it is fully vested. Should the Chairman cease to be affiliated with the Company, then the Warrant shall thereafter be exercisable only to the extent vested prior to the date of termination, except that the Warrant shall become fully vested upon termination by reason of death or diability.

         Approval of the issuance of all of the foregoing warrants requires the affirmative vote of a majority of the shares present or represented by proxy at the annual meeting and entitled to vote thereon.

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote "FOR" this proposal
--------------------------------------------------------------------------------
                                        9

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

         Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at 10 Rockefeller Plaza (Suite 1015), New York, New York 10020 no later than January 1, 1999 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

                                  OTHER MATTERS

         The cost of solicitation of proxies by the Company will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, telegraph or fax. The Company will request persons, firms and corporations holding shares of Common Stock in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

         As of this date, the Board of Director does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of the Board of Directors or its Executive Committee.

         Copies of the 1997 Annual Report of the Company were previously mailed to stockholders and additional copies may be obtained from the Secretary of the Company 10 Rockefeller Plaza (Suite 1015), New York, New York 10020.

                                        By Order of the Board of Directors



                                        Lawrence G. Bergman
                                        Secretary



Dated: April 30, 1998

         A copy of the Annual Report of the Company on Form 10-KSB for its most recent fiscal year, as filed with the Securities and Exchange Commission, will be furnished upon request and without charge to beneficial holders of the Class A Common Stock of the Company. Written requests should be directed to:
Secretary, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020. Telephone inquiries should be directed to (212) 757-7300.

PROXY                   INTERVEST BANCSHARES CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders On May 27, 1998

         The Undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker, or any of them proxies of the undersigned, each with full power of substitution, to vote all shares of Class A Common Stock of INTERVEST BANCSHARES CORPORATION (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Wednesday, May 27, 1998 at 10:30 A.M. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR all of the director nominees and FOR proposal 2.

DIRECTOR NOMINEES:

Michael A. Callen, Milton F. Gidge, William F. Holly

                                                                    WITHHELD
                                             FOR all nominees       for all
                                               listed above         Nominees
                                                  ------              ------
1. Election of Directors                          |    |              |    |
                                                  ------              ------

To withhold authority to vote for any individual nominee, print the name(s) on the lines below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


2. ISSUANCE OF WARRANTS
        FOR        AGAINST       ABSTAIN
        ----        ----           ----
        |  |        |  |           |   |
        ----        ----           ----


3. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN UNLESS A CONTRARY CHOICE IS SPECIFIED. SAID PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Signature:____________________________________   Date: ________________________

Signature:____________________________________   Date: ________________________

Note: (please sign exactly as name appears hereon. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing).


COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.